UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2012

COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	344297750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   5.07 Submission of Matters to a Vote of Security Holders.

Cooper Tire & Rubber Company (the “Company”) held its Annual Meeting of Stockholders on May 11, 2012 (the “Annual Meeting”).  The following are the final voting results on proposals considered and voted upon by stockholders at the Annual Meeting, all of which are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed March 27, 2012.

 1.  The following individuals were elected to serve as directors for a term expiring at the next Annual Meeting of Stockholders in 2013.  The voting results were as follows:

NOMINEE	VOTES FOR	VOTES WITHHOLD	BROKER NON-VOTES
Steven M. Chapman John J. Holland John F. Meier Cynthia A. Niekamp John H. Shuey Richard L. Wambold	49,330,152 49,034,063 48,406,141 49,290,460 48,668,542 48,948,623	986,539 1,282,628 1,910,550 1,026,231 1,648,149 1,368,068	7,982,989 7,982,989 7,982,989 7,982,989 7,982,989 7,982,989

2.   Ernst & Young LLP was ratified as the Company's independent registered public accounting firm for the year ending December 31, 2012.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
56,641,137	1,498,204	160,339

3.   The non-binding advisory resolution on the Company's executive compensation was approved.  The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
46,696,154	2,784,346	836,191	7,982,989

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Name: Jack Jay McCracken Title: Assistant Secretary

 Date: May 15, 2012